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                                                               EXHIBIT 10.42







                           STOCK PURCHASE AGREEMENT



                                    BETWEEN



                         GUILFORD PHARMACEUTICALS INC.



                                      AND



                           RHONE-POULENC RORER INC.



                           DATED AS OF JUNE 13, 1996
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          THIS STOCK PURCHASE AGREEMENT is entered into as of June 13, 1996 between Guilford Pharmaceuticals Inc., a Delaware corporation (the "Company") and Rhone-Poulenc Rorer Inc., a Pennsylvania corporation (the "Purchaser").

          WHEREAS, in connection with that certain Marketing, Sales and Distribution Agreement dated the date hereof (the "Master Agreement") and certain related agreements contemplated therein, including without limitation, the Manufacturers and Supply Agreement and the Loan Agreement, as defined in the Master Agreement and this Agreement (collectively the "Transaction Documents"), between the Company and the Purchaser, the Company desires to issue and sell to the Purchaser shares of the Company's common stock, $0.01 par value; and

          WHEREAS, the Purchaser wishes to acquire shares of the Company's common stock, $0.01 par value, on the terms and subject to the conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

     SECTION 1.01   AUTHORIZATION.

          The Company has authorized the issuance and sale pursuant hereto of up to 455,000 shares of common stock, par value $0.01 per share ("Authorized Shares"), having the rights, restrictions and privileges set forth in the Amended and Restated Certificate of Incorporation of the Company.

     SECTION 1.02   ISSUANCE AND SALE OF THE SHARES.

          Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to acquire from the Company, (i) on the First Closing Date, as defined below, the number of shares of the Company's common stock, $0.01 par value, rounded to the nearest whole share (the "Initial Shares") equal to $7,500,000 divided by the lesser of (a) 120% of the Market Price (as defined below) or
(b) 115% of the last reported sale price of a share of the common stock on the NASDAQ Stock Market on the last trading day immediately preceding the First Closing Date; and (ii) on the Second Closing Date, as defined below, the number of shares of the Company's Common Stock, par value $.01 per share, rounded to the nearest whole share (the "Additional Shares") equal to $7,500,000 divided by the lesser of (x) 120% of the Market Price (as defined below) or (y) 115% of the last reported sale price of a share of the common stock on the NASDAQ Stock Market or any principal national securities exchange on which the common stock is then quoted (or, if not then quoted on the NASDAQ Stock Market or any such exchange, the fair market value thereof as determined in good faith by the Board of Directors of the Company) on the last trading or business day, as the case may be, immediately preceding the Second Closing Date (the "Last Sale Price"); provided, however, that if the total number of Additional Shares so determined would exceed a number that, together with the Initial Shares,
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would cause the Purchaser to own in excess of the Authorized Shares
(approximately adjusted for any stock splits, stock dividends, recapitalizations and the like), after giving effect to such issuance, then the total number of Additional Shares shall equal that lesser number that, together with the Initial Shares, would equal the number of Authorized Shares (approximately adjusted for any stock splits, stock dividends, recapitalizations and the like), and the purchase price to be paid therefor per share shall equal the lesser of (aa) 120% of the Market Price or (bb) 115% of the Last Sale Price. The total purchase price for the Initial Shares shall be $7,500,000, and the total purchase price for the Additional Shares shall be the lesser of $7,500,000 or the aggregate purchase price determined pursuant to the last clause of the preceding sentence. As used herein "Market Price" means the average of the last sale prices of a share of the common stock for each of the last 10 trading days preceding the date of issuance of the Initial Shares or Additional Shares, as the case may be, on the NASDAQ Stock Market (or any principal national securities exchange or which the common stock is then quoted or, if not then quoted on any exchange or listed on the NASDAQ Stock Market, the fair market value thereof as determined in good faith by the Board of Directors of the Company as reflecting the market value of a share of common stock over the 10 business days immediately preceding the date of determination).

     SECTION 1.03   CLOSING.

          (a)   The date of purchase of the Initial Shares (the "First
Closing Date") shall occur on the later of the date of the execution and delivery of this Agreement by both parties hereto or the first business day following the date on which all required waiting periods under the federal Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") shall have expired or early termination thereof been granted, if a filing thereunder is required to be made, (such date of expiration or termination, the "HSR Date") or at any other time, following the HSR Date, as may be agreed upon between the Purchaser and the Company. The purchase and sale of the Initial Shares to occur on the First Closing Date shall commence at 10:00 a.m. Baltimore time at the offices of Hogan & Hartson L.L.P., 111 South Calvert Street, Baltimore, Maryland 21202 or such other location as the Purchaser and the Company may agree, and at such closing the Company will deliver the Initial Shares to Purchaser in the form of a single certificate issued in the name of Purchaser against payment of the purchase price therefor by federal wire transfer of immediately available funds to an account of the Company designated in writing to Purchaser at least two business days prior to the First Closing Date.

          (b) The date of purchase of the Additional Shares (the "Second Closing Date") shall be fifteen business days following the date on which the United States Food and Drug Administration ("FDA") approves commercial sale of the Company's GLIADEL wafer for the treatment of primary form(s) of malignant glioma, including glioblastoma multiforme. The purchase and sale of the Additional Shares to occur on the Second Closing Date shall commence at 10:00 a.m. Baltimore time at the offices of Hogan & Hartson L.L.P., 111 South Calvert Street, Baltimore, Maryland 21202, or such other location as the Purchaser and the Company may agree,












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and at such closing, the Company will deliver the Additional Shares to the
Purchaser in the form of a single certificate issued in the name of the Purchaser against payment of the purchase price therefor by federal wire transfer of immediately available funds to an account of the Company designated in writing to the Purchaser at least two business days prior to the Second Closing Date.

                                  ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Purchaser as follows:

     SECTION 2.01.  ORGANIZATION, QUALIFICATION, AND STANDING.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly authorized to conduct business and is in good standing under the laws of each jurisdiction in which the conduct of its business requires such qualification, except where the failure to qualify to do business would not have a material adverse effect upon the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). The Company is not in default under or in violation of any provision of its Certificate of Incorporation or bylaws except for defaults which, individually or in the aggregate, would not have a Material Adverse Effect.

     SECTION 2.02   CORPORATE POWER.

          The Company has the corporate power and authority to execute, deliver and perform this Agreement and to issue, sell and deliver the Initial Shares and the Additional Shares (collectively, the "Shares"). The issuance and delivery of the Shares and the execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action of the Company.

     SECTION 2.03   CAPITALIZATION.

          The authorized capital stock of the Company consists of
(i) 4,700,000 shares of Preferred Stock, of which no shares are issued or outstanding, (ii) 300,000 shares of Series A Junior Participating Preferred Stock, of which no shares are issued or outstanding and (iii) 20,000,000 shares of common stock (the "Common Stock") of which 9,108,934 shares were issued and outstanding as of April 26, 1996. The Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. In addition, a total of 1,678,769 shares of Common Stock were reserved for issuance as of May 31, 1996 under outstanding options, warrants and exchange rights.
















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          The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Certificate of Incorporation and all the designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws.

     SECTION 2.04   NONCONTRAVENTION.

          The execution, delivery and performance of this Agreement by the Company will not (i) violate any statute, regulation, rule, judgment, order, decree, stipulation or injunction of any government, governmental agency or court to which the Company is subject or any provision of the Certificate of Incorporation or bylaws of the Company, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any contract or other arrangement to which Company is a party or by which it is bound or to which any of its assets is subject. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article III, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, except for filings which may be required under the HSR Act and the approval required by the FDA as a condition to the issuance of the Additional Shares and certain other matters as provided herein.

     SECTION. 2.05  VALIDITY.

          This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium and other laws of general application affecting the enforcement of creditors' rights and by the exercise of judicial discretion and the application of principles of equity.


     SECTION. 2.06  DISCLOSURE.

          The Company has filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to Purchaser true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 1995 under the Securities Exchange Act of 1934 (the "Exchange Act") or the Securities Act of 1933 (the "Securities Act") (as such documents have been amended since the time of their filing, collectively, the "Company SEC Documents"). The Company SEC Documents, including without limitation any financial statements or schedules included therein, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the












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applicable requirements of the Exchange Act and the Securities Act, as the
case may be, and the applicable rules and regulations of the SEC thereunder. The financial statements of the Company included in the Company SEC Documents complied, at the date of filing, as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the
SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended.

          Except as disclosed in the Company SEC Documents, since December 31, 1995, there have been no events, changes or effects having, individually or in the aggregate, a material adverse effect on the Company.

          Except as and to the extent set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, as of December 31, 1995, the Company did not have any liability or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a balance sheet of the Company (including the notes thereto). Since December 31, 1995, and except as set forth in the Company SEC Documents, the Company has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, which could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                               OF THE PURCHASER

          The Purchaser represents and warrants to the Company as follows:

     SECTION 3.01   INVESTMENT REPRESENTATIONS.

          (a) The Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act");

          (b) the Shares being purchased by it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

          (c) the Purchaser understands that (i) the Shares have not been and will not be registered under the Securities Act by reason of their issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rules 505 or
















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506 promulgated under the Securities Act, and that the holders of the Shares do not have any rights to cause such Shares to be registered under the Securities Act, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is otherwise exempt from registration, (iii) the Shares will bear a legend to that effect and (iv) the Company will make a notation on its transfer books to that effect;

          (d) in no event will the Purchaser dispose of any of the Shares (other than pursuant to Rule 144(k) promulgated by the Securities and Exchange Commission) unless and until (i) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and
(ii) if requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that (x) the disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act and any applicable state, local or foreign law has been taken;

          (e) the Purchaser understands that each certificate evidencing the Shares shall initially bear the appropriate restrictive legend set forth in
Article IV below;

          (f) the Purchaser has not been offered the Shares by any form of general solicitation or general advertising;

          (g) (i) the Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares; (ii) it has received all the information it has requested from the Company and considers necessary or appropriate to make a determination as to whether to purchase the Shares; (iii) it has the ability to bear the economic risks of the investment; (iv) it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer complete loss on its investment; and
(v) it understands and has fully considered for purposes of this investment the risks of this investment and understands that (1) the investment is suitable only for an investor who is able to bear the economic consequences of losing its entire investment, (2) the Company has limited financial and operating history, has not had any net income and has yet to generate any product revenue, (3) the Shares represent an extremely speculative investment involving a high risk of loss, (4) there are substantial restrictions on the transferability of the Shares and, accordingly, it may not be possible for the Purchaser to liquidate its investment in the Shares; and (5) it is not relying on any representations of the Company or its officers, directors, employees or representatives as to the possible future value, if any, of the Shares.

     SECTION 3.02   CORPORATE POWER, ORGANIZATION AND AUTHORIZATION.

          The Purchaser has the corporate power and authority to execute, deliver and













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perform this Agreement, and the Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. The execution, delivery and performance of this Agreement by the Purchaser have been duly authorized by all necessary corporate action of the Purchaser.

     SECTION 3.03   NONCONTRAVENTION.

          The execution, delivery and performance of this Agreement by the Purchaser will not (i) violate any statute, regulation, rule, judgment, order, decree, stipulation or injunction of any government, governmental agency or court to which the Purchaser is subject or any provision of the Certificate of Incorporation or bylaws of Purchaser, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any contract or other arrangement to which the Purchaser is a party or by which it is bound or to which any of its assets is subject.

     SECTION 3.04.  VALIDITY.

          This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium and other laws of general application affecting the enforcement of creditors' rights and by the exercise of judicial discretion and the application of principles of equity.

                                  ARTICLE IV
                          RESTRICTED TRANSFER LEGENDS

     SECTION 4.01   LEGENDS.

          Each certificate representing the Shares shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE SALE OF THE SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144(k) OR ITS























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          SUCCESSOR RULE UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF
          COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

          The Company need not register a transfer of Shares on its books, unless the conditions specified in the foregoing legend are satisfied, and the Company may instruct its transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

     SECTION 4.02   REMOVAL OF LEGENDS AND TRANSFER RESTRICTIONS.

          The legend endorsed on a stock certificate pursuant to Section 4.01 of this Agreement and the transfer restrictions with respect to the Shares represented by the certificate shall be removed and the Company shall issue a certificate without legend if the Shares are transferred in a transaction pursuant to which the Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is made available to the purchasers of the Shares or if the holder provides to the Company an opinion of counsel for the holder of the Shares reasonably satisfactory to the Company to the effect that a public sale, transfer or assignment of the Shares may be made pursuant to SEC Rule 144(k) or otherwise without restriction under the Securities Act.

                                   ARTICLE V
                            CONDITIONS TO CLOSINGS

     SECTION 5.01   CONDITIONS TO PURCHASER'S OBLIGATIONS.

          The obligations of the Purchaser to acquire and pay for the Shares and to carry out the terms of this Agreement are subject to the fulfillment on or before the First Closing Date or the Second Closing Date, as the case may be, of each of the following conditions, any of which may be waived by the
Purchaser:

          (a)  REPRESENTATIONS AND WARRANTIES.

               The representations and warranties of the Company contained in
Article II shall be true, complete and correct on and as of the First Closing Date and the Second Closing Date with the same effect as if made on and as of such First Closing Date and Second Closing Date.























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          (b)  PERFORMANCE.

               The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the respective First Closing Date or Second Closing Date.

          (c)  ALL PROCEEDINGS TO BE SATISFACTORY.

               All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its counsel.

          (d)  SUPPORTING DOCUMENTS.

               The Purchaser and its counsel shall have received copies of the following documents:

               (i) (A) the Certificate of Incorporation, certified as of a recent date by the Secretary of State of the State of Delaware (the "Secretary of State") and (B) a certificate of the Secretary of State dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with the Secretary of State;

               (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date certifying: (A) that attached thereto is a true and complete copy of the bylaws of the Company as in effect on the date of the certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement and the issuance, sale and delivery of the Shares and that all the resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (C) that the Certificate of Incorporation has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above; and
(D) to the incumbency and specimen signature of each officer of the Company executing this Agreement, and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause.

          (e)  HSR ACT.

               If a filing under the HSR Act is made, all waiting periods shall have expired or been terminated under the HSR Act so as to permit the purchase of the Shares on the respective First Closing Date and the Second Closing Date.

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          (f)  OPINION OF COUNSEL.

               The Purchaser shall have received from counsel to the Company favorable legal opinions concerning the incorporation and existence of the Company, corporate power and corporate authority to enter into the Agreement and perform the obligations to be performed hereunder on the date of such opinion, and that the Shares when issued are validly issued, fully paid and nonassessable under the Delaware General Corporate Law.

          (g)  OTHER AGREEMENTS.

               The Company shall not be in default under any of the other Transaction Documents.

     SECTION 5.02   CONDITIONS TO COMPANY'S OBLIGATIONS.

          The obligations of the Company to issue and deliver the Shares and to carry out the terms of this Agreement are subject to the fulfillment at or before the First Closing Date and the Second Closing Date, as the case may be, of each of the following conditions, any of which may be waived by the company:

          (a)  REPRESENTATIONS AND WARRANTIES.

               The representations and warranties of the Purchaser contained in Article III shall be true, complete and correct on and as of the First Closing Date and the Second Closing Date with the same effect as if made on and as of such First Closing Date and Second Closing Date.

          (b)  PERFORMANCE.

               The Purchaser shall have performed and complied with all agreements contained herein required to be performed or complied by the Purchaser prior to or at the respective First Closing Date or Second Closing Date.

          (c)  ALL PROCEEDINGS TO BE SATISFACTORY.

               All corporate and other proceedings to be taken by the Purchaser in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and its counsel.

          (d)  HSR ACT.

               All waiting periods shall have expired or been terminated under the HSR Act so as to permit the purchase of the Shares on the respective First Closing Date and the Second Closing Date.

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          (e)  OTHER AGREEMENTS.

               Purchaser shall not be in default under any of the other Transaction Documents.

                                  ARTICLE VI
                           COVENANTS OF THE COMPANY

     SECTION 6.01   FINANCIAL STATEMENTS AND OTHER REPORTS.

          So long as the Purchaser holds at least 10,000 Shares (adjusted for any stock split, stock dividend or other recapitalization event of the Company), the Company will deliver to the Purchaser copies of all reports filed by the Company with the Securities and Exchange Commission, including Forms 10-Q, 8-K and 10-K, within ten days of the date of filing with the Securities and Exchange Commission and, promptly upon transmission thereof, copies of all other financial statements, proxy statements, information statements, notices and reports as the Company shall send to its stockholders generally.

     SECTION 6.02   CORPORATE EXISTENCE, LICENSES AND PERMITS.

          So long as the Purchaser owns any Shares, the Company will at all times cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of a state of the United States of America and will preserve and keep in force and effect all licenses and permits deemed by management of the Company to be necessary and material to the conduct of its businesses, and will remain in compliance with respect to all applicable material regulatory requirements.

     SECTION 6.03   BOARD NOMINEE.

          On and after the Second Closing Date, and so long as the Purchaser owns all of the Shares purchased by it hereunder, the Company will nominate and recommend as a candidate for election to the Board of Directors of the Company a person (the "Nominee") who is reasonably acceptable to the then current Board of Directors of the Company and who is designated by the Purchaser. At the Company's election, Purchaser shall cause the Nominee to resign from the Board of Directors of the Company, and the Company will be under no obligation to nominate and recommend the Nominee, at any time when
(i) the Purchaser owns less than all of the Shares purchased by it hereunder,
(ii) the Master Agreement is terminated, (iii) in the good faith judgment of the Chairman of the Board of Directors of the Company, Purchaser is in default under the Transaction Documents, or (iv) at such time as, in the good faith judgment of the Chairman of the Board of Directors of the Company, a dispute exists between the Company and the Purchaser with respect to any material aspect of any of the Transaction Documents. At such time as such of the conditions stated in the preceding sentence that have led to the resignations of the Nominee or the suspension of the Company's nomination obligation are cured or are no longer applicable in the good faith judgment of the Chairman of the Board of Directors of the Company, the Company will again nominate and recommend as a candidate for election to the Board of Directors of the Company the Nominee or another nominee reasonably acceptable to the then current Board of Directors of the Company designated by the Purchaser. It is understood by the parties that if, in the good faith judgment of the Chairman of the Board of Directors of the Company, matters come before the Board of Directors for consideration which either (a) could constitute a conflict of interest if considered by the Nominee in light of the Nominee's obligations to the Company as a director and to the Purchaser as its representative, or (b) involve confidential information concerning the Company and its relationships with one or more third parties the disclosure of which to a representative of the Purchaser would not be in the best interests of the Company's stockholders generally, the Board of Directors may require that such information not be disclosed to the Nominee and that the Nominee be recused from any meeting or other action of the Board of Directors at which such matters are considered (and the Purchaser shall cause the Nominee to be so recused).

     SECTION 6.04   OTHER AGREEMENTS

          The Company shall fully perform all agreements between the parties to be performed by it under each of the Transaction Documents.

                                  ARTICLE VII
                          COVENANTS OF THE PURCHASER

     SECTION 7.01   STANDSTILL AGREEMENT.

          The Purchaser agrees that until the later of June 30, 2006 or five years after the termination of the Master Agreement, it will not, directly or indirectly, (unless in any such case specifically invited in writing to do so by the Board of Directors of the Company) do any of the following:

               (i) except as acquired pursuant to this Agreement or as a result of any stock split, stock dividend or similar recapitalization by the Company, acquire, offer to acquire, or agree to acquire by purchase or otherwise, individually or by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (any such act, to "acquire"), any securities of the Company entitled to vote, or securities convertible into or exercisable or exchangeable for such securities (collectively, "Voting Securities") if, after such acquisition, the Purchaser would beneficially own 5% or more of the total combined voting power of the Company's Voting Securities then outstanding;

               (ii) form, join, participate in or encourage the formation of a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Voting Securities;

               (iii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in any "election contest" (as such terms are defined or used in Rule 14a-11 under the Exchange Act) with respect to the Company, or initiate, propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals with respect to the Company or induce or attempt to induce any other person to initiate any stockholder proposal;

               (iv) deposit any Voting Securities into a voting trust or subject them to any voting agreement or other agreement or arrangement with respect to the voting of such Voting Securities;

               (v) otherwise act, directly or indirectly, alone or in concert with others, to seek to control the management, Board of Directors, policies or affairs of the Company, or solicit, propose, seek to effect or negotiate with any other person with respect to any form of business combination transaction with the Company or any affiliate thereof, or any restructuring, recapitalization or similar transaction with respect to the Company or any affiliate thereof, or announce or disclose an intent, purpose, plan or proposal with respect to the Company or any voting securities inconsistent with the provisions of this Agreement, including an intent, purpose, plan or proposal that is conditioned on or would require the Company to waive the benefit of or amend any provision of this Agreement, or assist, participate in, facilitate or encourage or solicit any effort or attempt by any person to do or seek to do any of the foregoing; provided, however, that designation of an individual as a Nominee pursuant to Section 6.03 hereof shall not constitute a breach of this clause (v); and

               (vi) encourage or render advice to or make any recommendation or proposal to any person, or directly or indirectly participate, aid and abet or otherwise induce any person to engage in any of the actions prohibited by this Article VII or to engage in any actions inconsistent with such prohibitions.

     SECTION 7.02   "LOCK-UP" AGREEMENTS.

          If and to the extent requested by the Company and any underwriter of shares of capital stock of the Company, the Purchaser shall enter into any lock-up or similar agreements under which it shall agree not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 120 days following the effective date of any registration statement filed by the Company under the Securities Act, except for transfers or dispositions to affiliates or donees of the Purchaser who agree to enter into similar lock-up agreements, provided that similar agreements are entered into by directors, senior executive officers and major shareholders as requested by the Company and such underwriter.

     SECTION 7.03   OTHER AGREEMENTS.

          Purchaser shall fully perform all agreements between the parties to be performed by it under each of the Transaction Documents.

                                 ARTICLE VIII
                                MISCELLANEOUS

     SECTION 8.01   SURVIVAL.

          All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Shares.

     SECTION 8.02   BINDING EFFECT; ASSIGNMENT.

          All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. This Agreement may not be assigned by the Company and may only be assigned by Purchaser to Rhone-Poulenc Rorer (Holdings) Inc., a Delaware corporation, or any other wholly-owned subsidiary of Rhone-Poulenc Rorer Inc.

     SECTION 8.03   NOTICES.

          All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or by facsimile transmission, overnight delivery by a recognized express courier company such as Federal Express, DHL or UPS or mailed by certified or registered mail, return receipt requested, addressed as follows:

          (a)  if to the Company:

               Guilford Pharmaceuticals Inc.
               6611 Tributary Street
               Baltimore, Maryland  21224

               Attention:  Thomas C. Seoh, Vice President, General Counsel
                           and Secretary
               with a copy to:

               Hogan & Hartson, L.L.P.
               Suite 1600
               111 S. Calvert Street
               Baltimore, Maryland  21202-6191

               Attention:  Michael J. Silver

          (b)  if to the Purchaser:

               Rhone-Poulenc Rorer Inc.
               500 Arcola Road
               Collegeville, Pennsylvania  19426

               Attention:  General Counsel

          (c)  with a copy to

               Morgan, Lewis & Bockius LLP
               2000 One Logan Square
               Philadelphia, Pennsylvania  19103

               Attention:  James W. Jennings

or, in any case, at any other address or addresses as shall have been furnished in writing by a party to the others. All notices shall be deemed given when delivered, if delivered in person or by facsimile or telecopy, overnight delivery or five days after deposit in the U.S. Mail, if delivered by U.S. Mail.

     SECTION 8.04   GOVERNING LAW.

          This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware, excluding the choice of law provisions thereof.

     SECTION 8.05   ENTIRE AGREEMENT.

          This Agreement, and the other Transaction Documents contain the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements, arrangements, and understandings, written or oral, between the parties relating to the subject matter hereof.

     SECTION 8.06   COUNTERPARTS.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 8.07   AMENDMENTS.

          This Agreement may be amended or modified only with the written consent of the Company and the Purchaser. No waiver shall be effective without the written consent of the party entitled to waive compliance.

     SECTION 8.08   SEVERABILITY.

          If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     SECTION 8.09   TITLES AND SUBTITLES.

          The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

          IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the day and year first above written.

                         GUILFORD PHARMACEUTICALS INC.


                         By:   /c/ Craig R. Smith, M.D.
                              ------------------------------------
                              Craig R. Smith, M.D.
                              President and Chief Executive Officer


                         RHONE-POULENC RORER INC.


                         By:   /c/ Claude Dupuis
                              ------------------------------------
                              Name: Claude Dupuis
                                    ------------------------------
                              Title:  Vice President
                                    ------------------------------